UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 2005

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 15, 2005, the Company issued a press release announcing certain partial, preliminary unaudited financial results for the fiscal quarter ended September 30, 2004 and the fiscal year ended December 31, 2004. A copy of the press release is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure. Except for the information set forth in Items 3.01 and 4.02 below, and the corresponding text in Exhibit 99.1, which shall be deemed filed and incorporated, this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language of such filing.

The Company is continuing to work to complete its financial statements for the fiscal quarter ended September 30, 2004 and the fiscal year ended December 31, 2004, and to restate its financial statements for the full 2002 fiscal year, the first, second, and third fiscal quarters of 2003, the full 2003 fiscal year, and the first and second fiscal quarters of 2004. Once the Company completes these financial statements, the Company’s independent registered public accounting firm will audit the restatement adjustments to the financial statements for the years ended December 31, 2002 and 2003 and audit the financial statements for the year ended December 31, 2004.

Accordingly, the financial information contained in the attached press release is subject to change. In addition, the financial information is preliminary, unaudited, and subject to change based on the Company’s review, the final results of the investigation into certain of the Company’s accounting matters, and completion of audit procedures by the Company’s independent registered public accounting firm. As described in Item 4.02(a) of this Current Report, until such time as the Company is able to file with the Securities and Exchange Commission its financial statements for these periods, neither its existing financial statements nor the information set in the press release should be relied upon.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed by the Company pursuant to a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 11, 2005, on February 10, 2005, the Company received a notice from The Nasdaq Stock Market indicating that a Nasdaq Listing Qualifications Panel (the “Panel”) had granted the Company’s request for an extension for the Company to come into full compliance with Nasdaq Marketplace Rule 4310(c)(14), subject to, among other conditions, the Company filing, on or before March 16, 2005, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and all required restatements (the “Required Filings”).

Nasdaq Marketplace Rule 4310(c)(14) requires the Company to make, on a timely basis, all filings with the Securities and Exchange Commission required by the Securities Exchange Act of 1934, as amended.

On March 15, 2005, the Company filed with The Nasdaq Stock Market a request to extend the March 16, 2005 deadline to April 15, 2005. On March 23, 2005, the Company received a notice from The Nasdaq Stock Market indicating that a Panel has scheduled a hearing for April 4, 2005 to re-open the record in order to consider the Company’s request to extend the March 16, 2005 deadline to April 15, 2005. The Nasdaq Stock Market also indicated that the Company’s securities would remain listed on the Nasdaq National Market only through the April 4, 2005 hearing date and that the Panel would render a determination promptly after the April 4, 2005 hearing.

The Company will be unable to file the Required Filings by the April 4, 2005 hearing. Accordingly, promptly following the hearing with the Panel on April 4, 2005, the Company’s shares may be delisted. The Company cannot provide any assurance that it will be able to obtain any extension from The Nasdaq National Market, or that it will be able to meet any other deadline established by The Nasdaq National Market to come into full compliance with Nasdaq Marketplace Rule 4310(c)(14). If the Company does obtain an extension to the deadline to come into full compliance with Nasdaq Marketplace Rule 4310(c)(14), but does not make the Required Filings by such deadline, its shares will immediately be delisted from the Nasdaq National Market.

If the Company’s shares of common stock are delisted from The Nasdaq National Market, they will continue to trade in the over-the-counter market. The Company intends to appeal any decision to delist its shares from The Nasdaq National Market, but cannot provide any assurance that its appeal will be successful. Any such appeal will not stay the decision to delist the Company’s shares.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) As previously disclosed, on November 17, 2004, the audit committee of the Company’s board of directors, in consultation with the Company’s management, concluded that previously issued financial statements contained in the Company’s quarterly reports for the periods ended June 30, 2003 and September 30, 2003, the annual report on Form 10-K for the year ended December 31, 2003 and the quarterly reports on Form 10-Q for the periods ended March 31, 2004 and June 30, 2004 should not be relied upon because of errors in those financial statements.

On March 11, 2005, management, in consultation with the board of directors, concluded that previously issued financial statements contained in the Company’s annual report on Form 10-K for the year ended December 31, 2002, and the quarterly report for the period ended March 31, 2003 contained errors. Accordingly, management determined that the Company’s financial statements for these periods should not be relied upon.

Accordingly, the Company will restate its financial statements for the (1) first and second quarters of 2003 and 2004 by filing amendments on Form 10-Q/A to its Form 10-Q for the periods ended March 31, 2004 and June 30, 2004, respectively, (2) third quarter of 2003 by filing its Form 10-Q for the period ended September 30, 2004, and (3) years ended December 31, 2002 and 2003 by filing its Form 10-K for the year ended December 31, 2004, including quarterly information and selected financial data, as soon as possible.

In addition to the errors resulting from certain unapplied credits and uncashed checks, which were previously disclosed on Form 8-K filed with the Securities and Exchange Commission on November 19, 2004, and the timing and recognition of certain revenue generated from the delivery of purchase requests for vehicles, which accounting treatment is currently being reviewed by the Company, the Company currently believes that the restatements primarily involve the following additional items: (i) the inappropriate timing and recognition of revenue, (ii) credits issued to customers that were inappropriately reversed and recognized as revenue, (iii) inappropriate timing and recognition of expenses, accrued liabilities and reserves, and (iv) timing of recognition of annual trade show expenses prior to 2002 and during 2002, 2003 and the six months ended June 30, 2004.

The audit committee has discussed the matters disclosed in this Item 4.02(a) with management and the Company’s independent registered public accounting firm.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 24, 2005, Matthew McDowell, Vice President and Controller, and the Company’s principal accounting officer, tendered his resignation from these offices and as an employee of the Company, which resignation will be effective April 1, 2005.

Item 8.01. Other Events.

Management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting. The Company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company is in the process of evaluating its internal control over financial reporting as of December 31, 2004. In making its assessment of internal control over financial reporting, management is using the criteria described in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. A material weakness is a control deficiency, or combination of control deficiencies, that results in a more than remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Management has determined that the restatements described above were caused by material weaknesses in the Company’s internal control over financial reporting. The material weaknesses relate to the lack of adequate policies and procedures with respect to the reconciliation process for certain significant accounts, the lack of personnel with sufficient skills and experience to properly prepare account reconciliations and the lack of adequate processes, procedures, controls, reviews and approval procedures to ensure that financial statements for external purposes are prepared in accordance with generally accepted accounting principles. Because of these material weaknesses, management will be unable to conclude that the Company maintained effective internal control over financial reporting as of December 31, 2004 based on the criteria in the Internal Control—Integrated Framework. The Company’s evaluation of its internal control over financial reporting as of December 31, 2004 is not complete. Further, there can be no assurance that as a result of the ongoing evaluation of internal control over financial reporting, additional deficiencies will not be identified or that any deficiencies identified, either alone or in combination with others, will not be considered a material weakness. The Company expects that the material weaknesses identified will result in an adverse opinion by the Company’s independent registered public accounting firm on the effectiveness of the Company’s internal control over financial reporting.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated March 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Autobytel Inc.

By:	/s/ Ariel Amir
Ariel Amir, Executive Vice President
and General Counsel

Date: March 29, 2005